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                 EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS
                 -----------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, Numbers 33-39459, 33-61266 and 333-00665 of PPT Vision, Inc. of our report dated November 21, 1997 appearing in this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE, LLP
Minneapolis, Minnesota
January 26, 1998